Summary Prospectus	May 1, 2015

Royce Financial Services Fund	RYFSX Service Class Symbol

Before you invest, please review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2015. Each is incorporated by reference (is legally considered part of this Summary Prospectus). Each contains more information about the Fund and its risks. The Fund’s Statutory Prospectus, Statement of Additional Information, and other information about the Fund are available online at www.roycefunds.com/prospectus. You can also get this information at no cost by calling Investor Services at (800) 221-4268, sending an e-mail request at www.roycefunds.com/contact, or by contacting your financial intermediary.

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Summary Prospectus | May 1, 2015

Royce Financial Services Fund

RYFSX Service Class Symbol

Investment Goal
Royce Financial Services Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund
The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

SERVICE CLASS

Maximum sales charge (load) imposed on purchases	0.00%

Maximum deferred sales charge	0.00%

Maximum sales charge (load) imposed on reinvested dividends	0.00%

Redemption fee (as a percentage of amount redeemed on shares held for less than 30 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.00%

Distribution (12b-1) fees	0.25%

Other expenses	0.43%

Acquired fund fees and expenses	0.25%

Total annual Fund operating expenses	1.93%

Fee waivers and/or expense reimbursements	-0.19%

Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.74%

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2016.

Total annual Fund operating expenses may differ from the expense ratio in the Fund’s Financial Highlights because the highlights include only the Fund’s direct operating expenses and do not include acquired fund fees and expenses, which reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

SERVICE CLASS
1 Year	$177

3 Years	$588

5 Years	$1,024

10 Years	$2,238

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Royce Financial Services Fund

Principal Investment Strategy

Royce & Associates, LLC (“Royce”), the Fund’s investment adviser, invests the Fund’s assets primarily in equity securities of companies with stock market capitalizations up to $5 billion that are “principally” engaged in the financial services industry. Examples of such companies include: commercial and industrial banks, savings and loan associations, companies engaged in consumer and industrial finance, insurance, securities brokerage and investment management, other financial intermediaries, and firms that primarily serve the financial services industry. Royce seeks to invest in securities that are trading below its estimate of their current worth. Royce focuses on companies that it believes have strong balance sheets, other business strengths, and/or strong business prospects. Royce also considers companies with the potential for improvement in cash flow levels and internal rates of return.
     Although the Fund normally focuses on securities of financial services companies with stock market capitalizations up to $5 billion, it may invest an equal or greater percentage of its assets in securities of companies with larger market capitalizations. Although the Fund focuses on securities of U.S. companies, it may invest up to 35% of its net assets (measured at the time of investment) in foreign securities. While the Fund anticipates that its investment in foreign securities will generally be in securities of companies that are headquartered in “developed countries,” the Fund may also invest up to 10% of its net assets in securities of companies that are headquartered in “developing countries.” Developing countries, sometimes also referred to as emerging markets countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, and Western European countries (as defined in the Fund’s Statement of Additional Information). In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors.
     Normally, the Fund invests at least 80% of its net assets in equity securities of companies “principally” engaged in the financial services industry. For these purposes, a company is deemed to be principally engaged in the financial services industry if at least 50% of its consolidated assets, revenues, or net income are committed to, or are derived from, financial services-related activities. The Fund may invest in other investment companies that invest in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more promising opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests in common stocks, Royce Financial Services Fund is subject to market risk—the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short or long periods of time.

The Fund focuses its investments in companies within the financial services industry. As a result, the Fund is subject to certain risks associated with this industry, including, among other things, changes in government regulations, interest rate levels, and general economic conditions. In addition, as of December 31, 2014 the Fund invested a significant portion of its assets in a limited number of securities. The Fund’s investment in a limited number of issuers may involve more risk to investors than a more broadly diversified portfolio of securities because it may be more susceptible to any single corporate, economic, political, regulatory, or market event.

The prices of equity securities of companies with stock market capitalizations up to $5 billion are also generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from both non-financial services funds and funds investing in larger-cap companies or other asset classes.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic, or other developments that are unique to a particular region or country. These risks may be heightened for developing markets securities. Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some securities may continue to be undervalued for long periods of time.

Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

The Fund is not a complete investment program. Rather, it is designed for long-term investors who can accept the risks of investing in a fund with common stock holdings primarily in financial services companies with market caps up to $5 billion.

Performance
The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year by year over the last ten years. The Annualized Total Returns table shows how the Fund’s average annual

2 | The Royce Fund Summary Prospectus 2015

Royce Financial Services Fund

total returns for various periods compare with those of the Russell 2000 Index, the Fund’s benchmark index, and the financial services sector of the Russell 2500 Index of small-and mid-cap companies.

Calendar Year Total Returns

During the period shown in the bar chart, the highest return for a calendar quarter was 24.74% (quarter ended 6/30/09) and the lowest return for a calendar quarter was -25.10% (quarter ended 12/31/08).

The table also presents the impact of taxes on the Fund’s returns. In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information may be obtained at www.roycefunds.com or by calling Investor Services at (800) 221-4268.

Annualized Total Returns As of 12/31/14 (%)
	1 YEAR	5 YEAR	10 YEAR

Return Before Taxes	3.45	13.26	7.82
Return After Taxes on Distributions	1.65	12.73	7.29
Return After Taxes on Distributions and Sale of Fund Shares	3.37	10.62	6.33

Russell 2000 Index
(Reflects no deductions for fees, expenses, or taxes)	4.89	15.55	7.77

Russell 2500 Financial Services Index (Reflects no deductions for fees, expenses, or taxes)	11.25	15.33	5.35

Investment Adviser and Portfolio Management

Royce serves as investment adviser to the Fund. Charles M. Royce manages the Fund, assisted by Chris E. Flynn. Mr. Royce has managed the Fund since its inception. Mr. Flynn has served as the Fund’s assistant portfolio manager since 2005.

How to Purchase and Sell Fund Shares
Minimum initial investments for shares of the Fund’s Service Class purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM

Regular Account	$2,000

IRA	$1,000

Automatic Investment or Direct Deposit Plan Accounts	$1,000

401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

You may sell shares in your account at any time and make requests online, by telephone, and by mail. You may also purchase or sell Fund shares through a third party, such as a discount or full-service broker-dealer, bank, or other financial intermediary.

Tax Information
The Fund intends to make distributions that may be taxable as ordinary income or capital gains.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Royce Fund Summary Prospectus 2015 | 3

More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports
Additional information about a Fund’s investments, together with a discussion of market conditions and investment strategies that significantly affected the Fund’s performance, is available in the Funds’ annual and semiannual reports to shareholders. These reports are also available online at www.roycefunds.com/literature and by phone.

Statement of Additional Information (“SAI”)
Provides more details about The Royce Fund and its policies. A current SAI is available at www.roycefunds.com/literature and by phone. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, 745 Fifth Avenue, New York, NY 10151

By Telephone: (800) 221-4268

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.roycefunds.com/literature.

Text only versions of the Funds’ prospectus, SAI, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

745 Fifth Avenue | New York, NY 10151 | P (800) 221-4268 | www.roycefunds.com	RFS-ISI-0515